Consolidated Statements of Net Earnings - USD ($) shares in Thousands, $ in Thousands	12 Months Ended
	Mar. 31, 2022	Mar. 31, 2021
Net sales	$ 1,385,280	$ 1,467,644
Costs and expenses:
Cost of products sold	1,237,348	1,235,459
Selling, general, and administrative expense	76,343	79,950
Other operating expense (income), net	1,174	(29,014)
Plant restructuring	70	182
Total costs and expenses	1,314,935	1,286,577
Operating income	70,345	181,067
Other income and expenses:
Interest expense, net of interest income of $63 and $42, respectively	5,641	6,125
Loss from equity investment	7,775	11,453
Other non-operating (income) expense	(9,302)	3,473
Earnings before income taxes	66,231	160,016
Income taxes	15,224	33,916
Net earnings	$ 51,007	$ 126,100
Earnings per share:
Basic (in dollars per share)	$ 5.83	$ 13.82
Diluted (in dollars per share)	$ 5.79	$ 13.72
Weighted average common shares outstanding:
Basic (in shares)	8,707	9,088
Diluted (in shares)	8,778	9,158